Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.9423%



        Excess Protection Level
          3 Month Average  4.32%
          June, 1997  4.83%
          May, 1997  4.41%
          April, 1997  3.74%


        Cash Yield                                  17.16%


        Investor Charge Offs                        4.60%


        Base Rate                                   7.74%


        Over 35 Day Delinquency                     4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $27,184,721,330.37


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,741,483,811.88